                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2003 (June 23, 2003)
                                                 -------------------------------

                            ENERGY WEST INCORPORATED
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             (Exact name of registrant as specified in its charter)

MONTANA                              0-14183                   81-0141785
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(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)

1 First Avenue South, Great Falls, Montana                  59401
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code      (406)791-7500
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1  Press Release dated June 23, 2003.

Item 5.  Other Events and Regulation FD Disclosure.

         On June 23, 2003, Energy West Incorporated (the "Company") issued a press release announcing that Wells Fargo Bank Montana, N.A. had extended the maturity date of its credit facility through June 26, 2003. A copy of the press release dated June 23, 2003 is attached as Exhibit 99.1 hereto and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  June 24, 2003         ENERGY WEST INCORPORATED

                                      By: /s/ Edward J. Bernica
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                                          Edward J. Bernica, President and Chief
                                          Executive Officer